Exhibit 10.2

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of September 29, 2021 (as amended, restated, supplemented and otherwise modified from time to time, this “Security Agreement”), is by and among the parties identified as “Grantor” on the signature pages hereto and such other entities as may become “Grantor” hereunder after the date hereof (collectively, the “Grantor” and, individually, an “Individual Grantor”) and HCR COLLATERAL MANAGEMENT, LLC, as agent for the Investor under the Revenue Interest Financing Agreement (each, as defined below) (in such capacity, as secured party, the “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain Revenue Interest Financing Agreement, dated as of September 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Revenue Interest Financing Agreement”), among SPERO THERAPEUTICS INC. (the “Company”), and the entities managed by HEALTHCARE ROYALTY MANAGEMENT, LLC listed on the signature pages thereto (collectively, together with their successors and assigns, the “Investor”), the Company desires to secure financing from the Investor, and the Investor has indicated its willingness to provide financing, upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to the Revenue Interest Financing Agreement, the Company has also undertaken certain obligations to the Investor, including, among other things, payment of the Obligations (as defined in the Revenue Interest Financing Agreement); and

WHEREAS, pursuant to a Guaranty to be substantially in the form attached as Exhibit A hereto, (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Secured Party, each entity as may become an Individual Grantor after the date hereof (each, a “Guarantor”) shall, among other things, unconditionally guarantee prompt payment of the Obligations by the Company under the Revenue Interest Financing Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Investor to enter into the Revenue Interest Financing Agreement, and for other good, fair and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged by the Grantor, the Grantor hereby agrees with the Secured Party, as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, capitalized terms which are defined in the Revenue Interest Financing Agreement or the Guaranty and used herein shall have the meanings given to them in the Revenue Interest Financing Agreement or the Guaranty, as applicable. The following terms which are defined in the Code are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Account, Supporting Obligations and Uncertificated Security. The following terms shall have the following meanings:

“Account Control Agreement”: (i) with respect to each Deposit Account, a control agreement in form and substance reasonably acceptable to the Secured Party and the Company (as amended, restated, supplemented or otherwise modified from time to time) and (ii) with respect to any Securities Account, a control agreement in form and substance reasonably acceptable to the Secured Party and the Company (as amended, restated, supplemented or otherwise modified from time to time); provided that, in each case, such control agreement shall not permit the Secured Party to exercise control over such account unless an Event of Default has occurred and is continuing.

“Assignment of Claims Act”: the Assignment of Claims Act of 1940 (31 U.S.C. §3727 et seq.) and any similar foreign, state, provincial or local laws, together with all rules, regulations, interpretations and binding court decisions related thereto.

“Code”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Collateral Account”: The Controlled Accounts or any collateral account established by the Secured Party as provided in Section 4(d) or Section 8 of this Security Agreement.

“Company”: as defined in the Recitals hereto.

“Control Agreement Completion Date”: the date that is sixty (60) days following the Initial Closing Date, or such later date as the Secured Party and the Grantor may agree.

“Controlled Account”: each Pledged Account that is subject to an Account Control Agreement.

“Grantor”: as defined in the introductory paragraph.

“Guarantor”: as defined in the Recitals hereto.

“Guaranty”: as defined in the Recitals hereto.

“Incidental Rights”: (a) all books and records relating to the Collateral, (b) all indemnities, guaranties or warranties relating to any type of the Collateral to the extent a security interest is permitted to be granted therein pursuant to the Code and (c) all governmental filings, permits, approvals or licenses relating to the ownership, use or occupancy of the Inventory that constitutes Collateral to the extent that (i) a security interest may be granted therein under applicable Law, (ii) the granting of a security interest therein would not result in the termination, suspension or limitation thereof or otherwise violate applicable Law and (iii) the granting of a security interest therein would not require the prior approval of or prior notice to any Governmental Authority under applicable Law, which notice or approval has not been made or obtained.

“Individual Grantor”: as defined in the introductory paragraph.

“Pledged Accounts”: the Collection Account (as defined in the Revenue Interest Financing Agreement).

“Receivable”: any right to payment for goods sold, leased, licensed, assigned or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account), in each case, to the extent included in the Collateral.

“Requirement of Law”: as to any Person, any Law or determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Revenue Interest Financing Agreement”: as defined in the Recitals hereto.

“Secured Obligations”: (i) the Obligations of the Company under the Revenue Interest Financing Agreement and (ii) the Guaranteed Obligations (as defined in the Guaranty) and the other obligations and liabilities of each Guarantor under the Guaranty.

“Secured Party”: as defined in the introductory paragraph.

“Security Agreement”: as defined in the introductory paragraph.

2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of the Secured Obligations, each Individual Grantor hereby grants to the Secured Party for the benefit of the Investor a security interest in all of the Collateral now owned or at any time hereafter acquired by such Individual Grantor or in which such Individual Grantor now has or at any time in the future may acquire any right, title or interest, including, to the extent included in the Collateral:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Commercial Tort Claims described on Schedule IV hereto (as such Schedule IV may be from time to time supplemented pursuant to Section 6(g)), relating to any of the foregoing;

(iv)	all Commodity Accounts;

(v)	all Contracts;

(vi)	all Copyrights;

(vii)	all Copyright Licenses;

(viii)	all Deposit Accounts;

(ix)	all Documents;

(x)	all Equipment;

(xi)	all General Intangibles;

(xii)	all Incidental Rights;

(xiii)	all Instruments;

(xiv)	all Inventory;

(xv)	all Investment Property;

(xvi)	all IP Rights not otherwise described in this Article 2;

(xvii)	all Letter-of-Credit Rights;

(xviii)	all Patents;

(xix)	all Patent Licenses;

(xx)	all Payment Intangibles;

(xxi)	all Securities Accounts, and all Investment Property held therein or credited thereto;

(xxii)	all Trademarks;

(xxiii)	all Trademark Licenses;

(xxiv)	all Goods and other property not otherwise described above;

(xxv)	all books and records pertaining to any and/or all of the Collateral; and

(xxvi)

to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Supporting Obligations in respect of any of the foregoing, and all collateral security and guarantees given by any Person with respect to any of the foregoing.

3. Joint and Several Obligations of Individual Grantors.

(a) Subject to Section 3(c), each Individual Grantor is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Party, for the mutual benefit, directly and indirectly, of each of the Individual Grantors and in consideration of the undertakings of each of the Individual Grantors to accept joint and several liability for the obligations of each of them hereunder. The parties hereto acknowledge that the defined term “Grantor” is defined to collectively include each Individual Grantor and each instance of such collective term signifies a representation, obligation, waiver or release by each Individual Grantor severally, and jointly with each other Individual Grantor. It is the intent of the parties hereto in determining whether a breach of a representation, a covenant or any other provision of this Security Agreement has occurred that any such breach, occurrence or event with respect to any Individual Grantor shall be deemed to be such a breach, occurrence or event with respect to all Individual Grantors and that all Individual Grantors need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Individual Grantor. Each Individual Grantor agrees, however, that nothing contained in this Section 3, and no action by the Secured Party against the Grantors jointly and severally or against any one or more of them, shall in any way affect or impair the rights and obligations of such Grantors among themselves.

(b) Subject to Section 3(c), each of the Individual Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Individual Grantors with respect to the payment and performance of all of the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Individual Grantors without preferences or distinction among them. Each Individual Grantor hereby jointly and severally waives presentment, demand, notice, protest and all other suretyship defenses generally and agrees that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the obligations of any such Individual Grantor hereunder, or (iii) any substitution, exchange or release of collateral or the addition or release of any Person primarily or secondarily liable hereunder, may be effected without notice to any Individual Grantor, and without releasing any Individual Grantor from any liability hereunder or under the Guaranty.

(c) Notwithstanding any provision to the contrary contained herein, in the Revenue Interest Financing Agreement or in the Guaranty, the obligations of each Individual Guarantor under the Revenue Interest Financing Agreement, the Guaranty and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

4. Certain Matters Respecting Receivables.

(a) Grantor Remains Liable under Receivables. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Receivable. The Secured Party shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to such Receivable pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the

Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment with respect thereto, to make any inquiry or keep itself apprised as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by or the financial condition of any party under any Receivable (or any agreement giving rise thereto), to present or file any claim with respect thereto, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times with respect thereto.

(b) Communication with and Notice to Receivable Obligors. The Secured Party in its own name or in the name of others may, at any time after the occurrence and during the continuance of an Event of Default, communicate with account debtors on the Receivables to verify with them to the Secured Party’s satisfaction the existence, amount and terms of any Receivables. Upon the request of the Secured Party, at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify account debtors on the Receivables that the Receivables have been assigned to the Secured Party and that payments in respect thereof shall be made directly to the Secured Party. Such notification shall be accomplished by the Grantor by:

(i) notifying the account debtor of such assignment of proceeds and giving irrevocable instructions to pay the proceeds to an account designated by the Secured Party;

(ii) causing the account debtor to send the Secured Party written confirmation that such account debtor shall pay the proceeds to such account designated by the Secured Party without offset or counterclaim; or

(iii) entering into a valid, enforceable written agreement with the account debtor relating to the assignment of proceeds, containing irrevocable payment instructions for account debtor to pay the proceeds to such account designated by the Secured Party.

At any time after the occurrence and during the continuance of an Event of Default, (a) the Secured Party, in its reasonable discretion, shall determine whether the Grantor has satisfactorily performed the notification of assignment of the proceeds, and (b) in the event the Secured Party determines that such notification has not been satisfactorily performed, the Secured Party may, upon written notice to the Grantor (unless such notice is not permitted by applicable law, in which case no such notice shall be required), give written notification of the assignment of proceeds to the account debtor, indicating the Secured Party’s reliance on the account debtor to pay proceeds without offset or counterclaim to such account designated by the Secured Party. Anything in this Section 4(b) to the contrary notwithstanding, the Secured Party agrees that it will not exercise any rights provided for in this Section 4(b) unless an Event of Default has occurred and is continuing.

(c) Analysis of Receivables. At any time after the occurrence and during the continuance of a Special Termination Event, a Default or an Event of Default, the Secured Party shall have the right to make test verifications of the Receivables in any commercially reasonable manner and through any commercially reasonable medium, and the Grantor shall furnish all such assistance and information as the Secured Party may require in connection therewith. At any time after the occurrence and during the continuance of the Special Termination Event, Default or an Event of Default, upon the Secured Party’s request and at the expense of the Secured Party, the Grantor shall cause independent public accountants or others reasonably satisfactory to the Secured Party to furnish to the Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables. The rights of the Secured Party under this Section 4(c) shall be in addition to the rights that the Secured Party has under Section 3.5 of the Revenue Interest Financing Agreement.

(d) Collections on Receivables. If required by the Secured Party at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by the Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days) deposited by the Grantor in the exact form received, duly endorsed by the Grantor to the Secured Party if required, in a Controlled Account or a special collateral account maintained by the Secured Party, subject to withdrawal by the Secured Party, as hereinafter provided, and (ii) until so turned over, shall be held by the Grantor in trust for the Secured Party, segregated from other funds of the Grantor. Each such deposit of any Proceeds constituting collections of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in such deposit. All Proceeds constituting collections of Receivables while held by the Secured Party (or by any Individual Grantor in trust for the Secured Party) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time after the occurrence and during the continuance of an Event of Default, at the Secured Party’s election, the Secured Party shall apply all or any part of the funds on deposit in said Collateral Account on account of the Secured Obligations in such order as the Secured Party may elect, and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Secured Party to the Grantor or to whomsoever may be lawfully entitled to receive the same. At the Secured Party’s request, at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall deliver to the Secured Party all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Grantor’s Receivables, including, without limitation, all original orders, invoices and shipping receipts. At any time after the occurrence and during the continuance of an Event of Default, upon the request of the Secured Party, the Grantor will cooperate with the Secured Party to establish a system of lockbox accounts, under the sole dominion and control of the Secured Party, into which all of the Grantor’s Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

5. Representations and Warranties. The Grantor hereby represents and warrants as of the Closing Date that:

(a) Title; Excluded Assets; No Other Liens. Except for the Liens granted to the Secured Party pursuant to this Security Agreement and Permitted Liens, and except as set forth on Schedule 4.4 of the Revenue Interest Financing Agreement, the Grantor owns each item of the Collateral pledged by it free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Secured Party pursuant to the Revenue Interest Financing Agreement or this Security Agreement or to the extent relating to Permitted Liens.

(b) Perfected First Priority Liens. When financing statements in appropriate form have been filed against each Individual Grantor listed on Schedule I in the appropriate offices in the jurisdictions listed on Schedule I which correspond to such Individual Grantor, the Liens granted pursuant to this Security Agreement will constitute perfected Liens in favor of the Secured Party in the Collateral as collateral security for the Secured Obligations, and such Liens will be, subject to Permitted Liens, prior to all other Liens on the Collateral created by such Individual Grantor and in existence on the date hereof and will be enforceable as such against (i) all creditors of such Individual Grantor, (ii) any Person purporting to purchase such Collateral from such Individual Grantor, (iii) any owner or purchaser of the real property where any of the Equipment or Inventory included in such Collateral is located and (iv) any present or future creditor obtaining a Lien on such real property.

(c) Receivables. No amount payable to the Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper representing amounts in the aggregate for all Grantors exceeding $2,500,000 that has not been delivered to the Secured Party. The place at which such Grantor keeps its records concerning the Grantor’s Receivables is the place specified on Schedule I.

(d) Inventory and Equipment. The Inventory and the Equipment of the Grantor included in the Collateral that have a value that, in the aggregate at any individual location, exceeds $2,500,000 (if any), are kept at the locations listed on Schedule II hereto.

(e) Chief Executive Office. Each Individual Grantor’s chief executive office and chief place of business is, and for the four (4) months preceding the date hereof has been, located at the place specified for such Individual Grantor on Schedule I.

(f) Jurisdiction of Organization. Each Individual Grantor is a “registered organization”, as defined in the Code, and is organized under the laws of the jurisdiction specified on Schedule I.

(g) Name. (i) The exact legal name of the Grantor is as specified on Schedule I and (ii) all previous names, assumed names or trade names under which the Grantor has done business during the past five (5) years are specified on Schedule I.

(h) Farm Products. None of the Collateral of the Grantor constitutes, or is the Proceeds of, Farm Products.

(i) Governmental Obligors. None of the account debtors on the Grantor’s Receivables is a Governmental Authority.

(j) Deposit Accounts and Securities Accounts. All Pledged Accounts with respect to each Individual Grantor are listed on Schedule III, including the institution at which such Deposit Account or Securities Account is established, the purpose thereof, the name thereon, and the account number thereof. Subject to execution and delivery of an Account Control Agreement relating to each Pledged Account that exists on the date hereof by the Secured Party, the relevant Individual Grantor and the relevant bank or other institution at which such Pledged Account is established, each such Pledged Account is a Controlled Account. Except as provided in Section 3.2 of the Revenue Interest Financing Agreement, no arrangement contemplated hereby or by any Account Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by the Grantor without the prior written consent of the Secured Party. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may notify any securities intermediary to liquidate the applicable Securities Accounts or any related Investment Property maintained or held thereby and remit the proceeds thereof to an account specified by the Secured Party (including any Collateral Account).

6. Covenants. The Grantor covenants and agrees with the Secured Party that, from and after the date of this Security Agreement until the Secured Obligations are paid in full:

(a) Maintenance of Perfected Security Interests; Further Documentation; Pledge of Instruments and Chattel Paper. The Grantor shall maintain the security interest created by this Security Agreement as a perfected security interest in each of the United States, the United Kingdom, France, Germany, Spain and Italy, in each case, having at least the priority described in Section 5(b) hereof and shall defend such security interest in such jurisdictions against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the reasonable written request of the Secured Party and at the sole expense of the Secured Party, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, (i) subject to Section 6.1(b) of the Revenue Interest Financing Agreement, the filing of any financing statements, financing change statements or amendments to financing statements or continuation statements under the Code or any similar personal property security legislation in effect in any jurisdiction with respect to the Liens created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral included in the Collateral, taking any reasonable actions (including, without limitation, entering into, and using its commercially reasonable efforts to cause any relevant third party to enter into, one or more Account Control Agreements) necessary to enable the Secured Party to obtain “control” (within the meaning of the Code) with respect thereto. Additionally, with respect to any Uncertificated Security included in the Collateral not otherwise credited to a Securities Account or any other uncertificated equity interests, the Grantor shall (x) effect transfer thereof to the Secured Party by registration thereof on the books and records of the issuer in the name of the Secured Party or its nominee or (y) obtain the agreement of the issuer of such Uncertificated Securities or other uncertificated equity interests that it will comply with instructions originated by the Secured Party without further consent by the registered owner, through a written agreement in form and substance reasonably satisfactory to the Secured Party. Subject to Section 6.1(b) of the Revenue Interest Financing Agreement, the Grantor also hereby authorizes the Secured Party to file any such financing statements, financing change statements or amendments to financing statements or continuation statements without the signature of the Grantor to the extent permitted by applicable law for the purpose of perfecting any security interest granted herein. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Chattel Paper or Certificated Security representing amounts in the aggregate for all Grantors that exceed $2,500,000, such Instrument, Chattel Paper or Certificated Security shall be promptly delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party, to be held as Collateral pursuant to this Security Agreement.

(b) Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default and at the request of the Secured Party, the Grantor shall turn over any books and records pertaining to the Collateral to the Secured Party or to its representatives during normal business hours.

(c) Right of Inspection. The Secured Party shall, following commercially reasonable notice, have full and free access during normal business hours to all the books, correspondence and records of the Grantor relating to the Collateral, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Secured Party, at the Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall, following commercially reasonable notice, also have the right to enter into and upon any premises where any of the Inventory or Equipment included in the Collateral that have a value that, in the aggregate at any individual location, exceeds $2,500,000 (if any), is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

(d) Compliance with Laws, etc. The Grantor will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Grantor’s business relating to the Collateral; provided, however, that the Grantor may contest any Requirement of Law in any reasonable manner which would not reasonably be expected to materially adversely affect the Secured Party’s rights under this Security Agreement or the financial condition or business of the Grantor, taken as a whole, or adversely affect in any way the priority of the Secured Party’s Liens on the Collateral.

(e) Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor’s books in accordance with GAAP or is bonded to the satisfaction of the Secured Party.

(f) Control of Pledged Accounts. The Grantor agrees that, subject to Section 8(a), and subject to Section 3.2 of the Revenue Interest Financing Agreement, at no time after the Control Agreement Completion Date shall it hold any funds or any other assets included in the Collateral in any Pledged Account that is not a Controlled Account.

(g) Additional Commercial Tort Claims. If at any time an Individual Grantor has any one or more Commercial Tort Claim that constitute Collateral and that are not described on Schedule IV hereto and such Commercial Tort Claims could, individually or in the aggregate, reasonably be expected to result in settlement in such Individual Grantor’s favor in excess of $1,000,000, such Individual Grantor shall as soon as reasonably practicable provide to the Secured Party a supplement to Schedule IV, describing such additional Commercial Tort Claims. Upon delivery of such supplement, Schedule IV shall be deemed modified to the extent provided in such supplement.

(h) Receivables. The amount represented by the Grantor to the Secured Party at any time as owing by each account debtor or by all account debtors in respect of the Grantor’s Receivables will at such time be the correct amount actually owing by such account debtor or account debtors thereunder. With respect to Receivables or Contracts (that constitute Collateral) to which the counterparty or obligor is a Governmental Authority, the Grantor shall, as soon as reasonably practicable after the request by the Secured Party, take any commercially reasonable actions under the Assignment of Claims Act required to permit or approve the assignment of the rights to payment thereunder or thereon to the Secured Party.

(i) Maintenance of Equipment. The Grantor will maintain each item of Equipment included in the Collateral (if any) in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose, except that the Grantor’s obligations pursuant to this Section 6(i) shall not extend to obsolete Equipment or Equipment that is not material to the business of the Grantor.

(j) Further Identification of Collateral. The Grantor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

(k) Notice of Liens. The Grantor will advise the Secured Party promptly, in reasonable detail and in accordance with Section 14 (i) of any Lien (other than Liens created hereby or Permitted Liens) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Liens created hereunder.

(l) Changes in Locations, Name, etc. No Individual Grantor will (i) change the location of its jurisdiction of organization from that specified in Section 5(f) or remove its books and records concerning the Receivables from the location specified in Section 5(c), (ii) change its name, identity or corporate structure or (iii) reorganize under the laws of another jurisdiction or as a different type of entity, unless it shall have given the Secured Party at least 10 days prior written notice thereof. The Grantor will not permit any of the Inventory or Equipment included in the Collateral that have a value that, in the aggregate at any individual location, exceeds $2,500,000, to be kept at a location other than those listed on Schedule II hereto unless it shall give the Secured Party written notice within 5 days following such Inventory or Equipment being stored at such new location..

(m) Patents, Trademarks and Copyrights.

  (i) Each Individual Grantor shall from time to time execute and deliver any and all agreements, instruments, documents, and papers as the Secured Party may reasonably request (including, without limitation, one or more notices substantially in the form attached hereto as Annex A, one or more memoranda substantially in the form attached hereto as Annex B, and one or more copyright security agreements substantially in the form attached hereto as Annex C, in each case with appropriate completions) to evidence the Secured Party’s security interest in any Patent Collateral, Trademark Collateral or Copyright Collateral (as each such term is defined in Annex A, Annex B and Annex C, respectively) and the goodwill and General Intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, such power being coupled with an interest that is irrevocable until the Secured Obligations are paid in full.

  (ii) Upon and during the continuance of an Event of Default and at the reasonable request of the Secured Party, the Grantor shall use its reasonable efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor’s rights, title and interest thereunder to the Secured Party or its designee.

(n) Inventory. None of the Inventory of the Grantor included in the Collateral that have a value that, in the aggregate at any individual location, exceeds $2,500,000 (if any), shall be evidenced by a warehouse receipt.

(o) Capital Stock. Without the prior written consent of the Secured Party, the Grantor will not (i) vote to enable, or take any other action to permit, the issuer of any capital stock pledged hereunder to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of such issuer, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, such capital stock, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any such capital stock, or any interest therein, except for the Liens provided for by this Security Agreement and the Revenue Interest Financing Agreement and Permitted Liens, (iv) enter into any agreement or undertaking restricting the right or ability of the Grantor or the Secured Party to sell, assign or transfer any such capital stock; or (v) take, or permit any Subsidiary to take, any other action that could reasonably be expected to have a material adverse effect on the security interest of the Secured Party in any such capital stock. Grantor shall reflect in its books and records the security interest of the Secured Party in any capital stock pledged hereunder and shall cause any Subsidiary whose capital stock is pledged hereunder to reflect the Secured Party’s security interest in its books and records. If an Event of Default has occurred and is continuing, the Grantor shall, upon the request of the Secured Party, cause any Subsidiary whose capital stock is pledged hereunder to reregister such capital stock in the name of the Secured Party. Notwithstanding anything herein to the contrary, the consent of the Secured Party shall not be required in connection with the reorganization of any wholly-owned Subsidiary of the Grantor, including the merger or consolidation of two or more directly or indirectly wholly -owned Subsidiaries of Grantor, so long as the security interest of the Secured Party in the capital stock of such Subsidiary following such reorganization is reflected in Grantor’s books and records.

(p) Control Acknowledgement. Each applicable Individual Grantor agrees to execute and deliver to a Pledged Subsidiary (if any) a control acknowledgment substantially in the form attached hereto as Exhibit B (“Control Acknowledgment”). Each applicable Individual Grantor shall cause each Pledged Subsidiary (if any) to acknowledge in writing its receipt and acceptance thereof and, if applicable, shall deliver a copy of such Control Acknowledgment and the receipt and acceptance thereof to the Secured Party. Such Control Acknowledgment shall instruct each Pledged Subsidiary to follow instructions from the Secured Party without any Individual Grantor’s consultation or consent after the occurrence and during the continuance of an Event of Default.

7. Secured Party’s Appointment as Attorney-in-Fact.

(a) Powers. Each Individual Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Individual Grantor and in the name of such Individual Grantor or in its own name, from time to time after the occurrence and during the continuance of an Event of Default, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, from time to time after the occurrence and during the continuance of an Event of Default, each Individual Grantor hereby gives the Secured Party the power and right, on behalf of such Individual Grantor, without notice to or assent by such Individual Grantor, to do the following:

(i) in the name of such Individual Grantor or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, Chattel Paper, General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Account, Instrument, Chattel Paper, General Intangible or with respect to any other Collateral whenever payable;

(ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;

(iii) in the case of any Patent, Trademark or Copyright, to execute and deliver any and all agreements, instruments, documents and papers as the Secured Party may request to evidence the Secured Party’s security interest in such Patent, Trademark or Copyright and the goodwill and general intangibles of such Individual Grantor relating thereto or represented thereby;

(iv) to execute, in connection with any sale provided for in Section 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally, subject to any applicable approvals, rules and regulations and any applicable tariffs, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party’s option and the Grantor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

Anything in this Section 7(a) to the contrary notwithstanding, the Secured Party agrees that it will not exercise any rights under the power of attorney provided for in this Section 7 unless an Event of Default has occurred and is continuing.

Each Individual Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

(b) No Duty on Secured Party’s Part. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Individual Grantor for any act or failure to act hereunder, except for its own gross negligence, bad faith or willful misconduct.

8. Performance by Secured Party of Grantor’s Obligations. If the Grantor fails to perform or comply with any of its agreements contained herein, the Secured Party, at its option, but without any obligation to do so, may itself perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at the Wall Street Journal Prime Rate (WSJ Prime Rate) plus four percent (4%) per annum, shall be payable by the Grantor to the Secured Party on demand and shall constitute Secured Obligations secured hereby.

9. Proceeds.

(a) In addition to the rights of the Secured Party specified in Section 4(d) with respect to payments of Accounts and the Grantor’s other obligations under this Security Agreement, it is agreed that, if and when an Event of Default has occurred and is continuing, all Proceeds included in the Collateral received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Secured Party, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Secured Party in the exact form received by the Grantor (duly endorsed by the Grantor to the Secured Party, if required), and held by the Secured Party in a Collateral Account maintained under the sole dominion and control of the Secured Party. Any and all such Proceeds held by the Secured Party in a Collateral Account (or by the Grantor in trust for the Secured Party) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in this Section 9. Except as provided under Section 3.2 of the Revenue Interest Financing Agreement, cash or any other property held in a Controlled Account shall not be transferred to any Deposit Account, Securities Account or Commodities Account that is not a Controlled Account.

(b) At such intervals as may be agreed upon between the Secured Party and the Grantor or, if an Event of Default shall have occurred and be continuing, at any time at the Secured Party’s election, the Secured Party may apply all or any part of the Proceeds constituting Collateral, whether or not held in any Collateral Account, or otherwise received by the Secured Party, against the Secured Obligations (whether matured or unmatured), such application to be in such order as the Secured Party shall elect (subject to Section 6.21 of the Revenue Interest Financing Agreement). Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

10. Advances. Upon the failure of the Grantor to perform any of the covenants and agreements contained herein, in the Revenue Interest Financing Agreement or in the Guaranty after and during the occurrence of an Event of Default, the Secured Party may, at its sole option and in its sole discretion (but without any obligation to do so), perform the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Secured Party may make for the protection of the security hereof or that it may be compelled to make by operation of law. All such sums and amounts so expended shall be reimbursed by the Grantor, on demand, on a joint and several basis promptly upon timely notice thereof and demand therefor, and shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Wall Street Journal Prime Rate (WSJ Prime Rate) plus four percent (4%) per annum. No such performance of any covenant or agreement by the Secured Party on behalf of any Individual Grantor, and no such advance or expenditure therefor, shall relieve the Grantor of any Default or Event of Default or any obligation of the Grantor under the Revenue Interest Financing Agreement or the Guaranty. The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

11. Remedies.

(a) If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, the Revenue Interest Financing Agreement and the Guaranty and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances transfer all or any part of the Collateral into the Secured Party’s name or the name of its nominee or nominees, and/or forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Secured Party or elsewhere upon such terms and conditions (including by lease or by deferred payment arrangement) as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk and/or may take such other actions as may be available under applicable law. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, auction or closed tender, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived or released. The Grantor further agrees, if an Event of Default shall occur and be continuing, at the Secured Party’s request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Grantor’s premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party arising out of the exercise by the Secured Party hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Secured Party may elect (subject to Section 6.21 of the Revenue Interest Financing Agreement), and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Code, need the Secured Party account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

12. Grant of License to Use Patent, Trademark and Copyright Collateral. For the purpose of enabling the Secured Party to exercise rights and remedies under Section 10 hereof at such time as the Secured Party shall be lawfully entitled and permitted under this Security Agreement to exercise such rights and remedies, the Grantor hereby grants to the Secured Party an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any of the Copyrights, Patents and Trademarks now owned or hereafter acquired by the Grantor, and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored; provided, however, that the Grantor does not hereby grant any such license to the extent that such grant is prohibited by any existing or future contract, agreement, instrument or indenture related to any such Copyright, Patent or Trademark. The use of such license by the Secured Party shall be exercised, at the option of the Secured Party, for any purpose appropriate in connection with the exercise of remedies hereunder, only upon the occurrence and during the continuance of an Event of Default; provided that any license or sublicense granted to a third party or other transaction entered into by the Secured Party in accordance herewith during the continuance of an Event of Default shall be binding upon the Grantor notwithstanding any subsequent cure of an Event of Default. The Secured Party agrees to apply the net proceeds received from any license as provided in Section 8 hereof.

13. Limitation on Duties Regarding Preservation of Collateral.

(a) The Secured Party’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees, agents or advisors shall be (i) liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, except in the case of their own gross negligence, bad faith or willful misconduct, or (ii) under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(b) Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Receivables and Contracts (that constitute Collateral) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Secured Party shall not have any obligation or liability under any Receivable or under any Contract (that constitutes Collateral), by reason of or arising out of this Security Agreement or the receipt by the Secured Party of any payment relating to such Receivable or Contract pursuant hereto, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Receivable or under or pursuant to any Contract (that constitute Collateral) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Receivable or under any Contract (that constitutes Collateral), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

14. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

15. Notices. Notices, requests and demands to or upon the Secured Party or the Grantor hereunder shall be effected in the manner set forth in the Revenue Interest Financing Agreement (in the case of the Company), in the manner set forth in the Guaranty for the other Guarantors (in the case of the other Grantors) or in the manner set forth in the Guaranty for the Beneficiary (in the case of the Secured Party).

16. Waivers by Grantor. Each Individual Grantor waives, to the maximum extent permitted by law, demand, presentment for payment, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or formalities of any kind (except notice of the time and place of public or private sale of the Collateral and any notice specifically provided herein) to or upon the Grantor or any other Person (all and each of which are hereby expressly waived) with respect to the Secured Obligations, and waives notice of the amount of the Secured Obligations outstanding at any time.

17. Indemnification. The Grantor agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement, in each case, except as resulting from the Secured Party’s gross negligence, bad faith or willful misconduct. In any suit, proceeding or action brought by the Secured Party under any Receivable for any sum owing thereunder, or to enforce any provisions of any such Receivable, the Grantor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor, in each case, except as resulting from the Secured Party’s gross negligence, bad faith or willful misconduct. The indemnity of the Grantor pursuant to this Section 17 is independent of indemnification obligations of the Grantor pursuant to the Revenue Interest Financing Agreement or the Guaranty (but shall not result in a duplicative recovery in respect of any loss, liability, cost or expense of the Secured Party) and shall survive termination of this Security Agreement, the Revenue Interest Financing Agreement or the Guaranty, the satisfaction of the Secured Obligations or any transfer by the Secured Party of its rights hereunder pursuant to the terms hereof.

18. Joinder. At any time after the date of this Security Agreement, one or more additional Persons may become party hereto by executing and delivering to the Secured Party a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Security Agreement as an “Individual Grantor” and have all the rights and obligations of an Individual Grantor and the Grantor hereunder and this Security Agreement and the schedules hereto shall be deemed amended by such Joinder Agreement.

19. Termination and Release.

(a) Except as set forth in Section 17, this Security Agreement and all other security interests granted hereby shall terminate when all obligations, other than inchoate indemnification obligations, of the Grantor under the Revenue Interest Financing Agreement and the Guaranty have been performed and the Revenue Interest Financing Agreement and the Guaranty terminate in accordance with their terms.

(b) In connection with any termination or release pursuant to Section 19(a), the Secured Party shall promptly execute and deliver to each Individual Grantor, at such Individual Grantor’s expense, all UCC termination statements and similar documents that such Individual Grantor shall reasonably request to evidence such termination or release, and will duly assign and transfer to such Individual Grantor, such of the Collateral that may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement. Any execution and delivery of documents pursuant to this Section 18 shall be without recourse to or representation or warranty by the Secured Party.

20. Severability. If one or more provisions of this Security Agreement are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Security Agreement, which shall remain in full force and effect, and each of the Individual Grantors and the Secured Party shall replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision. Any provision of this Security Agreement held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid, illegal or unenforceable.

21. Paragraph Headings. The headings of the sections of this Security Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

22. Amendments; No Waivers. Neither this Security Agreement nor any term or provision hereof may be amended, supplemented, restated, waived, changed or modified except with the written consent of the Secured Party and each Individual Grantor. No failure or delay by the Secured Party or any Individual Grantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on the Secured Party or any Individual Grantor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval hereunder shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

23. Successors and Assigns. Each party also agrees and acknowledges that, notwithstanding anything to the contrary in the Revenue Interest Financing Agreement, HCR Collateral Management, LLC will be the Secured Party for the benefit of the Investor hereunder. This Security Agreement shall be binding upon the successors and assigns of each Individual Grantor and shall inure to the benefit of the Secured Party (for the benefit of the Investor) and its respective successors and assigns. Each Individual Grantor hereby agrees and acknowledges that the rights and obligations of the Secured Party or the Investor Representative under this Security Agreement and the Revenue Interest Financing Agreement, respectively, may be assigned to any Person as an agent of the Investor without the consent of any Individual Grantor in connection with any assignment of the Investor’s rights and obligations under the Revenue Interest Financing Agreement in accordance with Section 12.4 thereof.

24. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OR CHOICE OF FORUM OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

25. Submission to Jurisdiction; Waivers.

(a) Each of the Individual Grantors and the Secured Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and each of the Individual Grantors and the Secured Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by Applicable Law, in such federal court. Each of the Individual Grantors and the Secured Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(b) Each of the Individual Grantors and the Secured Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in Section 25(a). Each of the Individual Grantors and the Secured Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the Individual Grantors and the Secured Party irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Security Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law. Each of the Individual Grantors and the Secured Party waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law. agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

26. WAIVER OF JURY. EACH INDIVIDUAL GRANTOR AND THE SECURED PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTIES HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTIES HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Individual Grantor and the Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

SPERO THERAPEUTICS, INC.

By:	/s/ Sath Shukla
Name: Sath Shukla
Title: Chief Financial Officer

[SPERO SUBSIDIARY]

By:
Name:
Title:

[SPERO SUBSIDIARY]

By:
Name:
Title:

[Signature Pages Continue]

[Signature Page to the Security Agreement]

HCR COLLATERAL MANAGEMENT, LLC, as agent for the Investor

By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Chairman & Chief Executive Officer

[Signature Page to the Security Agreement]

Schedule I

NAME, FORM OF ORGANIZATION AND LOCATION OF GRANTOR1

Spero Therapeutics, Inc.

Chief Executive Office/Chief Place of Business: 87 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02142

Jurisdiction of Organization: Delaware

Legal name: Spero Therapeutics, Inc.

Previous names, assumed names and trade names during past 5 years:[•]

Lien Jurisdiction: [•]

Location of records regarding Receivables: [•]

[Spero Subsidiary]

Chief Executive Office/Chief Place of Business: [•]

Jurisdiction of Organization: [•]

Legal name and all previous names: [•]

Previous names, assumed names and trade names during past 5 years:[•]

Lien Jurisdiction: [•]

Location of records regarding Receivables: [•]

[Spero Subsidiary]

Chief Executive Office/Chief Place of Business: [•]

Jurisdiction of Organization: [•]

Legal name and all previous names: [•]

Previous names, assumed names and trade names during past 5 years:[•]

Lien Jurisdiction: [•]

Location of records regarding Receivables: [•]

[1]	Spero to provide.

Schedule II

INVENTORY AND EQUIPMENT

[COMPANY TO PROVIDE, IF APPLICABLE]

Schedule III

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Account	Institution	Purpose	Account Name	Account Number
Collection Account	To be completed upon establishment	Collection Account for holding 12% of each payment in accordance with Royalty Interest Financing Agreement (subject to the provisions of Section 3.2 of the Revenue Interest Financing Agreement)	To be completed upon establishment	To be completed upon establishment

Schedule IV

COMMERCIAL TORT CLAIMS

[    ]2

[2]	Spero to provide.

ANNEX A

FORM OF

NOTICE OF SECURITY INTEREST IN PATENTS

United States Department of Commerce

Commissioner of Patents and Trademarks

Box Assignments

Washington, D.C. 20231

Ladies and Gentlemen:

Pursuant to that certain Security Agreement, dated as of September 29, 2021 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among SPERO THERAPEUTICS, INC., the other entities identified as “Grantor” on the signature pages thereto and HEALTHCARE ROYALTY MANAGEMENT, LLC, as agent for the Investor under the Revenue Interest Financing Agreement (each, as defined in the Security Agreement) (in such capacity, the “Secured Party”), [NAME OF INDIVIDUAL GRANTOR] (the “Assignor”) has granted to the Secured Party (the “Assignee”) a continuing security interest in, and a continuing lien upon, the Patents listed on Schedule A hereto (the “Patent Collateral”). The Assignee’s security interest in the Patent Collateral can only be terminated in accordance with the terms of the Security Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement.

Dated: ________________

Very truly yours,

[NAME OF INDIVIDUAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED BY:

[NAME OF SECURED PARTY], as Assignee

By:
Name:
Title:

Schedule A3

Docket No.	Ctry.	Application Status	Application No.	Filing Date	Publication No.	Publication Date	Patent No.	Patent Date

FAMILY 1: [•]

[chemical diagram]

[•]

ANTICIPATED EXPIRATION DATE: The anticipated expiration date of the patents that may issue from each pending application below is [•]. This date is prior to any adjustments or extensions.

SCHEDULED EXPIRATION DATE: The scheduled expiration date for each of the patents listed below is [•] with the exception of U.S. Patent No. [•] that expires on [•] due to the award of Patent Term Adjustment under 35 U.S.C. § 154(b).

INVENTORS: [•]

The Following Unpublished United States Provisional Applications:

U.S. Provisional Application No. [•], Filed on [•];

U.S. Provisional Application No. [•], Filed on [•];

U.S. Provisional Application No. [•], Filed on [•]; and

U.S. Provisional Application No. [•], Filed on [•].

[3]	To be completed by Individual Grantor.

ANNEX B

FORM OF

MEMORANDUM OF SECURITY INTEREST IN TRADEMARKS

United States Department of Commerce

Commissioner of Patents and Trademarks

Box Assignments

Washington, D.C. 20231

Ladies and Gentlemen:

Pursuant to that certain Security Agreement, dated as of September 29, 2021 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among SPERO THERAPEUTICS, INC., the other entities identified as “Grantor” on the signature pages thereto and HEALTHCARE ROYALTY MANAGEMENT, LLC, as agent for the Investor under the Revenue Interest Financing Agreement (each, as defined in the Security Agreement) (in such capacity, the “Secured Party”), [NAME OF INDIVIDUAL GRANTOR] (the “Assignor”) has granted to HEALTHCARE ROYALTY MANAGEMENT, LLC (the “Assignee”) a continuing security interest in, and a continuing lien upon, the Trademarks listed in Schedule A hereto (the “Trademark Collateral”), together with the goodwill of the business connected with the use of and symbolized by the Trademark Collateral. The Assignee’s security interest in the Trademark Collateral can only be terminated in accordance with the terms of the Security Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement.

Dated: ________________

Very truly yours,

[NAME OF INDIVIDUAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED BY:

[NAME OF SECURED PARTY], as Assignee

By:
Name:
Title:

Schedule A4

Docket No.	Country	Mark	Status	Application #/ Registration #	Filing Date	Registration Date

[4]	To be completed by Individual Grantor

ANNEX C

FORM OF

COPYRIGHT SECURITY AGREEMENT – SHORT FORM

COPYRIGHT SECURITY AGREEMENT, dated as of September [•], 2021 (this “Copyright Security Agreement”), made by [NAME OF INDIVIDUAL GRANTOR] (the “Grantor”), in favor of HCR COLLATERAL MANAGEMENT, LLC, as agent for the Investor (together with any successor thereto, the “Grantee”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Security Agreement (as defined below).

WHEREAS, [the Grantor is justly indebted, liable and obligated to the Grantee pursuant to that certain Revenue Interest Financing Agreement, dated as of September 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Revenue Interest Financing Agreement”), among the Grantor and the entities managed by HEALTHCARE ROYALTY MANAGEMENT, LLC listed on the signature pages thereto (collectively, together with their respective successors and assigns, the “Investor”), pursuant to which, among other things, the Grantor obtained a financing from the Investor and undertook certain obligations to the Investor][the Grantor is justly indebted, liable and obligated to the Investor pursuant to that certain Guaranty, dated as of [•] (as amended, supplemented or otherwise modified from time to time), made by the Grantor in favor of the Investor, pursuant to which the Grantor guaranteed certain obligations of SPERO THERAPEUTICS, INC. (the “Company”) under that certain Revenue Interest Financing Agreement, dated as of September 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Revenue Interest Financing Agreement”), among the Company and the entities managed by HEALTHCARE ROYALTY MANAGEMENT, LLC listed on the signature pages thereto (collectively, together with their respective successors and assigns, the “Investor”); and

WHEREAS, the Grantor and the Grantee and other parties entered into that certain Security Agreement, dated as of September 29, 2021 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among [SPERO THERAPEUTICS, INC.][the Company], the other entities identified as “Grantor” on the signature pages thereto and the Grantee, pursuant to which the Grantor has granted to the Grantee a lien on and security interest in, inter alia, all of the Grantor’s rights, title, and interest in and to all Copyrights and Copyright Licenses that constitute Collateral (as each such term is defined in the Security Agreement) of the Grantor, whether then owned or thereafter acquired or created by the Grantor (the “Copyright Collateral”) and the goodwill of the business symbolized thereby;

WHEREAS, the Grantor has agreed to give this Copyright Security Agreement as security for the Copyright Collateral and has authorized and directed the execution and delivery hereof; and

WHEREAS, the parties desire to record the Grantor’s grant of the security interest in the Copyright Collateral to the Grantee with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees with the Grantee as follows:

The Revenue Interest Financing Agreement and the Security Agreement and their terms and provisions are incorporated herein in their entirety.

Annex C-1

The Grantor grants to the Grantee a lien on and security interest in all of its right, title, and interest in and to the Copyright Collateral and the goodwill of the business symbolized by the Copyright Collateral.

[SIGNATURE PAGE FOLLOWS]

Annex C-2

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be duly executed and delivered by its officer thereunto duly authorized, as of the date first written above.

[NAME OF INDIVIDUAL GRANTOR]

By:
Name:
Title:

Annex C-3

EXHIBIT A

FORM OF GUARANTY

This GUARANTY, dated as of [__] (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), by [GUARANTOR] and [GUARANTOR] (each, individually, a “Guarantor” and, collectively, the “Guarantors”) in favor of HCR COLLATERAL MANAGEMENT, LLC, for the benefit of the Investors (as defined below) (collectively, the “Beneficiary”). Capitalized terms used herein but not defined herein have the respective meanings ascribed to them in the Revenue Interest Financing Agreement, dated as of September 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Revenue Interest Financing Agreement”), among SPERO THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the entities managed by HEALTHCARE ROYALTY MANAGEMENT, LLC identified on the signature pages thereto (the “Investors”).

WHEREAS, each Guarantor is a Subsidiary of the Company; and

WHEREAS, each Guarantor proposes hereby to guarantee certain payment and performance obligations of the Company under the Revenue Interest Financing Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, each Guarantor hereby jointly and severally represents and warrants to, and covenants with, the Beneficiary, as follows:

1. Representations and Warranties. Each Guarantor hereby jointly and severally represents and warrants as of the date hereof as follows:

(a) Such Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business as now conducted. Such Guarantor is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect).

(b) Such Guarantor has all powers and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which such Guarantor is party and the performance by such Guarantor of its obligations hereunder and thereunder have been duly authorized by such Guarantor. Each of the Transaction Documents to which such Guarantor is party has been duly executed and delivered by such Guarantor. Each of the Transaction Documents to which such Guarantor is party constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.

(c) The execution and delivery by such Guarantor of the Transaction Documents to which such Guarantor is party, the performance by such Guarantor of its obligations hereunder and thereunder and the consummation of any of the transactions contemplated hereunder and thereunder do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for applicable filings under U.S. securities laws, the filing of UCC financing statements and those previously obtained or made or to be obtained or made on the Closing Date.

(d) Assuming consummation of the transactions contemplated by the Transaction Documents, (i) the present fair saleable value of such Guarantor’s assets is greater than the amount required to pay its debts as they become due and (ii) such Guarantor has not incurred, will not incur, nor does it have present plans or intentions to incur, debts or liabilities beyond its ability to pay such debts or liabilities as they become absolute and matured.

(e) None of the execution and delivery by such Guarantor of any of the Transaction Documents to which such Guarantor is party, the performance by such Guarantor of the obligations contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy (including termination, cancellation or acceleration) or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (A) any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which such Guarantor or any of its assets or properties may be subject or bound, (B) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which such Guarantor is a party or by which such Guarantor or any of its assets or properties is bound or committed or (C) any term or provision of any of the organizational documents of such Guarantor, except in the case of clause (A) or (B) where any such event would not result in a Material Adverse Effect; or (ii) except as provided in any of the Transaction Documents to which it is a party, result in or require the creation or imposition of any Lien on the Collateral (other than Permitted Liens).

(f) The representations and warranties set forth in Article IV of the Revenue Interest Financing Agreement are hereby made herein by each Guarantor as though set forth herein in full, to the extent such representations and warranties are applicable to such Guarantor.

2. Guaranty.

(a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Beneficiary (and its successors and assigns), as primary obligor and not merely as surety, the due and punctual payment as and when due of all of the Obligations of the Company under the Revenue Interest Financing Agreement (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all obligations and payments that constitute part of the Guaranteed Obligations and would be owed by the Company under the Transaction Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving

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the Company. Each Guarantor irrevocably and unconditionally agrees to indemnify each of the Investor and its Affiliates and any and all of their respective partners, directors, managers, members, officers, employees, agents and controlling persons (each, an “Indemnified Party”) against any Losses incurred by the Investor as a result of or relating to (i) any Guaranteed Obligation being or becoming void, voidable or unenforceable as against the Company for any reason whatsoever or (ii) the Beneficiary enforcing any rights under this Guaranty, in each case, to the extent such claim is adequately established hereunder or thereunder. The aggregate amount of the Losses with respect to the foregoing clause (i) shall be equal to the aggregate amount that the Beneficiary would otherwise have been entitled to recover from the Company. The indemnity of the Guarantors pursuant to this Section 2 is independent of indemnification obligations of the Guarantors pursuant to the Revenue Interest Financing Agreement or the Security Agreement (but shall not result in a duplicative recovery in respect of any loss, liability, cost or expense of any Indemnified Party). Notwithstanding any other provision of this Guaranty to the contrary, nothing contained herein shall in any way supersede, modify, expand or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations, or any of the obligations of the Company or the Guarantors set forth in the Revenue Interest Financing Agreement, except with respect to any costs incurred by the Beneficiary in connection with the enforcement hereof or collection hereunder.

(b) Subject to Section 2(d), each Guarantor is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Beneficiary, for the mutual benefit, directly and indirectly, of each of the Guarantors and in consideration of the undertakings of each of the Guarantors to accept joint and several liability for the obligations of each of them hereunder. It is the intent of the parties hereto in determining whether a breach of a representation, a covenant or any other provision of this Guaranty has occurred that any such breach, occurrence or event with respect to any Guarantor shall be deemed to be such a breach, occurrence or event with respect to all Guarantors and that all Guarantors need not have been involved with such breach, occurrence or event in order for the same to be deemed such a breach, occurrence or event with respect to every Guarantor. Each Guarantor agrees, however, that nothing contained in this Section 2, and no action by the Beneficiary against the Guarantors jointly and severally or against any one or more of them, shall in any way affect or impair the rights and obligations of such Guarantors among themselves.

(c) Subject to Section 2(d), each of the Guarantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Guarantors with respect to the payment and performance of all of the Guaranteed Obligations and the other obligations of the other Guarantors hereunder, it being the intention of the parties hereto that all the Guaranteed Obligations and the other obligations of the Guarantors hereunder shall be the joint and several obligations of each of the Guarantors without preferences or distinction among them. Each Guarantor hereby jointly and severally waives presentment for payment, demand, notice, protest and all other suretyship defenses generally and agrees that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the obligations of any such Guarantor hereunder, or (iii) any substitution, exchange or release of collateral or the addition or release of any Person primarily or secondarily liable hereunder, may be effected without notice to any Guarantor, and without releasing any Guarantor from any liability hereunder or under the Guaranty.

6

(d) Notwithstanding any provision to the contrary contained herein in the Revenue Interest Financing Agreement or the Guaranty, the obligations of each Guarantor under the Revenue Interest Financing Agreement, the Guaranty and the other documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

3. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be performed and paid strictly in accordance with the terms of the Transaction Documents, regardless of any law or regulation now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Beneficiary, such Guarantor or the Company with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against such Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any of the other Guarantors or whether the Company or any of the other Guarantors is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of the Transaction Documents or any term thereof or any other agreement or instrument relating thereto;

(ii) any change, restructuring or termination of the corporate structure or existence of the Company or any Guarantor; or

(iii) any insolvency, bankruptcy, reorganization or other similar proceedings affecting the Company or its assets or any resulting release or discharge of any of the Guaranteed Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Beneficiary upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made at such time.

4. Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Beneficiary exhaust any right or take any action against the Company or any other person or entity or any collateral. Each Guarantor waives any and all defenses, claims, and discharges of the Company and any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Company or of any other obligor or such Guarantor, pertaining to the Guaranteed Obligations, except the defense of discharge by payment. Without limiting the generality of the foregoing, with respect to the Guaranteed Obligations, no Guarantor will assert, plead or enforce (i) against the Beneficiary any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, or unenforceability which may be available to the Company or any other person liable in respect of any of the Guaranteed Obligations or (ii) against the Beneficiary or any other Indemnified Party any set-off available to the Company or any such other person, whether or not on account of a related transaction.

7

5. Immediate Recourse. This is a guaranty of payment and performance, not collection. The obligations of each Guarantor hereunder are absolute, present and continuing obligations that are not conditional upon the institution of suit, or the exercise of any remedies, against the Company, or any attempt to foreclose or realize upon any security for obligations of the Company or the taking of any other action with respect to the Company.

6. Subrogation. If any amount shall be paid to any Guarantor on account of subrogation rights derived from such Guarantor’s performance hereunder at any time prior to the later of the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Beneficiary and shall forthwith be paid to the Beneficiary to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Transaction Documents or to be held by the Beneficiary as collateral security for any Guaranteed Obligations thereafter existing. So long as any Guaranteed Obligations are outstanding, no Guarantor shall exercise any claim or right of subrogation it may have or obtain resulting from any performance hereunder by any Guarantor.

7. Nature of Obligations. The obligations of any Guarantor under this Guaranty shall not be subject to any counterclaim, setoff, deduction or defense any Guarantor or any of its Affiliates may have against the Beneficiary, any other Indemnified Party, the Company or any other person or entity, and are not satisfied, discharged or affected by an intermediate payment or settlement of account by, or a change in the constitution or control of, a direct or indirect sale, transfer, assignment or other disposition of any shares or other equity interests by, a sale of assets by, or merger or consolidation with any other person or entity of, or the insolvency of, or bankruptcy, winding up or analogous proceedings relating to, any Guarantor or any of its Affiliates. No Guarantor’s liabilities under this Guaranty are affected by any arrangement that the Beneficiary or any other Indemnified Party may make with any Affiliate of any Guarantor or with another person or entity that (but for this Section 7) might operate to diminish or discharge the liability of or otherwise provide a defense to a surety other than any defenses that may be available to the Company under any of the Transaction Documents.

8. Joinder. At any time after the date of this Guaranty, one or more additional Persons may become party hereto by executing and delivering a Joinder Agreement to the Beneficiary. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Guaranty as a “Guarantor” and have all the rights and obligations of a Guarantor hereunder and this Guaranty and the schedules hereto shall be deemed amended by such Joinder Agreement.

9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by each Guarantor and the Beneficiary, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8

10. Addresses for Notices. All payment demands, notices, communications, requests, instructions, correspondence, waivers, consents or other communications to be given hereunder, shall be in writing and delivered personally, sent by overnight courier, mailed by certified mail, postage prepaid and return receipt requested, or by email or facsimile to the address or receipt point as follows:

If to the Guarantors:

c/o Spero Therapeutics, Inc.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

Attn: Tamara Joseph; Sath Shukla

with a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

555 Mission Street

San Francisco, CA 94105

Attn: Ryan A. Murr; Todd J. Trattner

If to the Beneficiary:

HCR Collateral Management, LLC

300 Atlantic Street, Suite 600

Stamford, CT 06901

Attention: John A. Urquhart

with a copy (which shall not constitute notice) to:

HealthCare Royalty Management, LLC

300 Atlantic Street, Suite 600

Stamford, CT 06901

Attention: Chief Legal Officer

with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP

One World Financial Center

New York, New York 10281

Attn: Ira J. Schacter

9. No Waiver; Remedies. No failure or delay by the Beneficiary in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

9

10. No Third Party Beneficiaries. This Guaranty is for the sole benefit of the Beneficiary and its successors and transferees and assigns and nothing in this Guaranty, express or implied, is intended to or shall confer on any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Guaranty. The Beneficiary shall enforce any legal or equitable right, remedy or claim under or with respect to this Guaranty for the benefit of the Indemnified Parties.

11. Miscellaneous. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the payment or satisfaction in full of the Guaranteed Obligations and the payment in full of all other amounts payable under this Guaranty; (ii) be binding upon each Guarantor, its successors and permitted assigns; and (iii) inure to the benefit of, and be enforceable by, the Beneficiary and its successors and transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Beneficiary may assign its obligations and rights under this Guaranty in connection with any assignment of the Beneficiary’s rights and obligations under the Revenue Interest Financing Agreement in accordance with Section [12.4] thereof, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Beneficiary or otherwise.

12. Governing Law; Waiver of Jury Trial; Etc. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW OR CHOICE OF FORUM OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE GUARANTORS AND, BY ITS ACCEPTANCE OF THIS GUARANTY, THE BENEFICIARY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE GUARANTORS AND, BY ITS ACCEPTANCE OF THIS GUARANTY, THE BENEFICIARY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO OR THE BENEFICIARY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE PARTIES HERETO AND THE BENEFICIARY HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.

10

13. Venue; Jurisdiction. Each of the Guarantors and, by its acceptance of this Guaranty, the Beneficiary irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each of the Guarantors and, by its acceptance of this Guaranty, the Beneficiary hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by Applicable Law, in such federal court. Each of the Guarantors and, by its acceptance of this Guaranty, the Beneficiary hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

14. Severability. If one or more provisions of this Guaranty are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty, which shall remain in full force and effect, and each of the Guarantors and, by its acceptance of this Guaranty, the Beneficiary hereby agree to replace such invalid, illegal or unenforceable provision with a new provision permitted by Applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable provision. Any provision of this Guaranty held invalid, illegal or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid, illegal or unenforceable.

[Remainder of Page Intentionally Left Blank]

11

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[SPERO SUBSIDIARY]

By:
Name:
Title:

[SPERO SUBSIDIARY]

By:
Name:
Title:

12

EXHIBIT B

CONTROL ACKNOWLEDGMENT

PLEDGED SUBSIDIARY:	EQUITY INTEREST OWNER:
[NAME]	[NAME]

Reference is hereby made to that certain Security Agreement, dated as of September 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among SPERO THERAPEUTICS, INC. (the “Pledgor”), the other entities identified as “Grantor” on the signature pages thereto and such other parties as may become “Grantor” hereunder after the date hereof and HCR COLLATERAL MANAGEMENT, LLC, as agent for the Investor under the Revenue Interest Financing Agreement (each, as defined in the Security Agreement) (in such capacity, the “Secured Party”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Pledged Subsidiary is hereby instructed by the Pledgor that all of the Pledgor’s right, title and interest in and to all of the Pledgor’s rights in all of the equity interests in Pledged Subsidiary now and hereafter owned by the Pledgor (the “Pledged Collateral”) are subject to a pledge and security interest in favor of the Secured Party. The Pledgor hereby instructs the Pledged Subsidiary to act upon any instruction delivered to it by the Secured Party with respect to the Pledged Collateral without seeking further instruction from the Pledgor and, by its execution hereof, the Pledged Subsidiary agrees to do so.

Pledged Subsidiary, by its written acknowledgement and acceptance hereof, hereby acknowledges receipt of a copy of the Security Agreement and agrees promptly to note on its books the security interest granted under the Security Agreement. Pledged Subsidiary also waives any rights or requirements at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Pledged Collateral in the name of the Secured Party or its nominee or the exercise of voting rights by the Secured Party or its nominee.

[The remainder of this page is intentionally blank.]

Exhibit B

IN WITNESS WHEREOF, the parties hereto have caused this document to be duly executed as of the date first above written.

PLEDGOR:

SPERO THERAPEUTICS, INC.

By:
Name:
Title:

SECURED PARTY:

HCR COLLATERAL MANAGEMENT, LLC

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED BY:

[PLEDGED SUBSIDIARY]

By:
Name:
Title:

Exhibit B